UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2017

RW Holdings NNN REIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-55776	47-4156046

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3080 Bristol Street, Suite 550
Costa Mesa, California	92626

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 742-4862

Rich Uncles NNN REIT, Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement.

Amendments to Amended and Restated Advisory Agreement

On August 11, 2017, the board of directors (the “Board”) of RW Holdings NNN REIT, Inc., f/k/a Rich Uncles NNN REIT, Inc. (the “Company”), and all members of the Conflicts Committee of the Board, which comprises all of its independent directors, approved the Company’s entry into a Second Amended and Restated Advisory Agreement (the “Restated Advisory Agreement”) with the Company’s advisor, Rich Uncles NNN REIT Operator, LLC (the “Advisor”), and sponsor, Rich Uncles, LLC (the “Sponsor”).

The Restated Advisory Agreement amends and restates the Amended and Restated Advisory Agreement by and between the Company, the Advisor and the Sponsor, dated as of January 17, 2017, in order to reflect, in addition to certain ministerial and conforming changes, (1) updates to the Advisor’s duties to conform to the disclosure thereof in the prospectus that forms a part of Post-Effective Amendment No. 2 to the Company’s Registration Statement on Form S-11 filed with the Securities and Exchange Commission (the “SEC”) on April 28, 2017, (2) an expansion of the definition of “Large Investors” to encompass investors with aggregate subscriptions or purchases for at least $1 million in one or more securities offerings sponsored by the Sponsor and to allow the Company to include as Large Investors clients of one or more financial advisors whose clients collectively meet the foregoing requirement, (3) revisions to the terms of certain compensation payable to the Advisor, including rebates paid by the Advisor to Large Investors with respect to the asset management fee, subordinated participation fee and liquidation fee, and a reduction in the applicable percentage used to calculate the subordinated participation fee from 40% to 30%, and (4) conforming edits throughout the Restated Advisory Agreement in connection with the Class Name Change and the Reclassification (as such terms are defined in Item 5.03 below).

The foregoing summary is qualified in its entirety by reference to the full text of the Restated Advisory Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Amendments to Operating Partnership Agreement

On August 11, 2017, in connection with the Class Name Change and Reclassification (as such terms are defined in Item 5.03 below), the Board approved the entry by the Company, as the sole general partner of Rich Uncles NNN Operating Partnership, LP (the “Operating Partnership”), into an Amended and Restated Agreement of Limited Partnership of the Operating Partnership (the “Restated OP Agreement”) with Rich Uncles NNN LP, LLC (the “Limited Partner”). In addition to certain ministerial and conforming changes, the Restated OP Agreement amends and restates the terms of the Agreement of Limited Partnership of the Operating Partnership by and between the Company and the Limited Partner, dated as of May 24, 2016, in order to provide that Class C interests or Class S interests in the Operating Partnership, as applicable, will be issued to the Company or the Limited Partner as consideration for the contribution to the Operating Partnership of the respective proceeds from the sale from time to time by the Company of the shares of Class C common stock or Class S common stock renamed or reclassified and designated in connection with the Class Name Change and Reclassification (as such terms are defined in Item 5.03 below).

The foregoing summary is qualified in its entirety by reference to the full text of the Restated OP Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated by reference into this Item 3.03.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendments to Charter to Increase Authorized Shares of Common Stock and Effect Class Name Change and Articles Supplementary to Reclassify Shares of Common Stock

On August 11, 2017, the Board approved and adopted Articles of Amendment, effective August 14, 2017 (the “Increase Articles of Amendment”), to amend the Company’s charter to increase the authorized number of shares of the Company’s common stock, $0.001 par value per share, from 200,000,000 to 400,000,000, such that, after including the previously-authorized 50,000,000 shares of preferred stock, $0.001 par value per share, the aggregate number of shares of stock which the Company has the authority to issue is 450,000,000 shares.

Immediately following its approval of the Increase Articles of Amendment, the Board approved and adopted Articles of Amendment, effective August 14, 2017 (the Class Name Change Articles of Amendment”), to rename and redesignate the authorized shares of the Company’s common stock, $0.001 par value per share, as “Class C” common stock, $0.001 par value per share (the “Class Name Change Amendment”).

Immediately following its approval of the Class Name Change Articles of Amendment, the Board approved and adopted Articles Supplementary, effective August 14, 2017 (the “Articles Supplementary”), to reclassify and designate 100,000,000 shares of Class C common stock, $0.001 par value per share, as “Class S” common stock, $0.001 par value per share (the “Reclassification”).

The Class Name Change Amendment and Reclassification are intended to facilitate an offering by the Company of shares of Class S common stock exclusively to non-U.S. persons as defined under Rule 903 promulgated under the Securities Act of 1933 (the “Securities Act”) pursuant to an exemption from the registration requirements of the Securities Act under and in accordance with Regulation S of the Securities Act (the “Class S Offering”). As described in the Articles Supplementary, shares of Class S common stock have similar features and rights as shares of Class C common stock, including with respect to voting and liquidation, except that shares of Class S common stock offered in the Class S Offering may be sold through brokers or other persons who may be paid upfront and deferred selling commissions and fees.

The foregoing summary is qualified in its entirety by reference to the full text of the Increase Articles of Amendment, the Class Name Change Articles of Amendment and the Articles Supplementary, which are filed as Exhibits 3.1, 3.2 and 3.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Amendment to Charter to Increase Common Shares Ownership Limit to 9.8%

Immediately following its approval of the Articles Supplementary, the Board approved, pursuant to Section 7.7.10 of Article 7 of the Company’s charter, an increase in the “Common Shares Ownership Limit”, as such term is defined therein, from 8.0% to 9.8% of the outstanding shares of common stock of the Company. On August 14, 2017, the Company filed a Certificate of Notice reflecting the change in the Common Shares Ownership Limit with the State Department of Assessments and Taxation of Maryland.

The foregoing summary is qualified in its entirety by reference to the full text of the Certificate of Notice, which is filed as Exhibit 3.4 to this Current Report on Form 8-K and incorporated herein by reference.

Amendment to Change Corporate Name

Immediately following its approval of the foregoing increase in the Common Shares Ownership Limit, the Board approved and adopted Articles of Amendment, effective August 14, 2017 (the “Name Change Articles of Amendment”), to amend the Company’s charter to change the name of the Company from “Rich Uncles NNN REIT, Inc.” to “RW Holdings NNN REIT, Inc.” The Company expects to continue to use the “Rich Uncles” brand name for operating and marketing activities.

The foregoing summary is qualified in its entirety by reference to the full text of the Name Change Articles of Amendment, which is filed as Exhibit 3.5 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01.	Other Events.

On August 11, 2017, the Board approved and adopted, in connection with the Class S Offering, (i) a Dividend Reinvestment Plan (the “Class S DRP”) applicable to shares of the Company’s Class S common stock, and (ii) a Share Repurchase Program (the “Class S Repurchase Program”) applicable to shares of the Company’s Class S common stock. The Class S DRP provides any holder of Class S common stock who elects to participate (a “Participant”) the ability to reinvest the dividends and other distributions declared and paid in respect of a Participant’s Class S shares to the purchase of additional Class S shares for such Participant, subject to the procedures and other provisions outlined therein. The Class S Repurchase Program provides eligible holders of Class S common stock purchased from time to time in the Class S Offering with limited, interim liquidity by enabling them to present for repurchase all or a portion of their Class S shares to the Company in accordance with the procedures and other provisions outlined therein.

The foregoing summaries of the Class S DRP and the Class S Repurchase Program are qualified in their entirety by reference to the full text of the Class S DRP and the Class S Repurchase Program, which are filed as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

3.1	Articles of Amendment, effective August 14, 2017.
3.2	Articles of Amendment, effective August 14, 2017.
3.3	Articles Supplementary, effective August 14, 2017.
3.4	Certificate of Notice, dated August 11, 2017.
3.5	Articles of Amendment, effective August 14, 2017.
10.1	Second Amended and Restated Advisory Agreement between RW Holdings NNN REIT, Inc., Rich Uncles NNN REIT Operator, LLC and Rich Uncles, LLC, dated August 11, 2017.
10.2	Amended and Restated Agreement of Limited Partnership of Rich Uncles NNN Operating Partnership, LP between RW Holdings NNN REIT, Inc. and Rich Uncles NNN LP, LLC, dated August 11, 2017.
99.1	Dividend Reinvestment Plan (Class S Common Stock), effective August 11, 2017.
99.2	Share Repurchase Program (Class S Common Stock), effective August 11, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RW HOLDINGS NNN REIT, INC. (Registrant)
By:	/s/ Jean Ho
	Name:	Jean Ho
	Title:	Chief Financial Officer

Date: August 17, 2017